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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 7, 2004

                           ALLIS-CHALMERS CORPORATION
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                              1-2199
          --------                                              ------
(State or Other Jurisdiction                           (Commission File Number)
      of Incorporation)

                                   39-0126090
                                   ----------
                                (I.R.S. Employer
                               Identification No.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
                              --------------------
               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 7, 2004, we entered into amended credit facilities with Wells Fargo Credit, Inc. which replaced credit facilities maintained by Allis-Chalmers Corporation, and its subsidiaries Jens' Oilfield Service, Inc. and Strata Directional Technology, Inc. with Wells Fargo Credit, Inc. and with Wells Fargo Energy Capital, Inc. The credit agreement governing The facilities was entered into by Allis-Chalmers, Jens', Strata and our New Safco subsidiary, and is guaranteed by our MCA and OilQuip subsidiaries. The new facilities include:

* A $10.0 million revolving line of credit to replace and increase the existing lines of credit at Jens' of $1.0 million and at Strata of $4.0 million. Borrowings are subject to a borrowing base based on eligible accounts receivables, as defined.

* A term loan in the amount of $6.3 million to be repaid in equal monthly installments based on a five-year repayment schedule. Proceeds of the term loan were used to prepay the term loan owed by our Jens' subsidiary and to prepay our 12% $2.3 million subordinated note and retire its related warrants.

* A $6.0 million capital expenditure and acquisition line of credit. Borrowings under this facility are required to be repaid monthly based on a four-year repayment schedule after a one year interest only availability period. Availability of this capital expenditure term loan facility is subject to security acceptable to the lender in the form of equipment or other acquired collateral.

The new credit facility is due and payable December 31, 2007 and is secured by liens on substantially all our assets. The agreement governing these credit facilities contains customary events of default and financial covenants. It also limits our ability to incur additional indebtedness, make capital expenditures, pay dividends or make other distributions, create liens, and sell assets. The interest rate payable on borrowings is based on the prime rate plus a margin.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICER.

On December 7, 2004, Saeed Sheikh resigned as a director and member of the Company's Compensation Committee. Mr. Sheikh advised the Company that other business commitments would prevent him from continuing to serve as a director.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 10.62          Amended and Restated Credit and Security Agreement
                           and related agreements by and among Allis-Chalmers
                           Corporation, Strata Directional Technology, Inc.,
                           Jens' Oil Field Service, Inc., and Safco-Oil Field
                           Products, Inc. and Wells Fargo Credit, Inc., dated
                           December 7, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ALLIS-CHALMERS CORPORATION

                                         /s/ Victor M. Perez
                                         ---------------------------
                                         BY: VICTOR M. PEREZ
                                         CHIEF FINANCIAL OFFICER

DATE: DECEMBER 13, 2004



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Exhibit Index

Exhibit No.                Description
-----------------------    ----------------------------------------------------
10.62                      Amended and Restated Credit and Security Agreement
                           and related agreements by and among Allis-Chalmers
                           Corporation, Strata Directional Technology, Inc.,
                           Jens' Oil Field Service, Inc., and Safco-Oil Field
                           Products, Inc. and Wells Fargo Credit, Inc., dated
                           December 7, 2004